STOCK ACQUISITION AGREEMENT

                                     BETWEEN


                                  GO CALL INC.


                                       AND


                DAN J. RUBIN, ROY B. RUBIN MD PC, MONEY PURCHASE
                         PENSION PLAN AND DANIEL NOURANI


                                 MARCH 11, 1999


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                                TABLE OF CONTENTS

  1.      Plan of Exchange....................................................5
  2.      Exchange of Shares..................................................5
  3.      Closing.............................................................5
  4.      The GCI Shares......................................................5
  5.      Representations and Warranties of the CSR Shareholders..............5
  6.      Representations and Warranties of GCI..............................10
  7.      Covenants of the CSR Shareholders..................................15
  8.      Covenants of GCI...................................................16
  9.      Conditions Precedent to Closing....................................17
 10.      Indemnification....................................................19
 11.      CSR Shareholder's Investment Intent................................19
 12.      Conduct of GCI's and CSR's Business Prior to the Closing Date......20
 13.      Registration and Registration Rights...............................21
 14.      Access and Information.............................................22
 15.      Expenses...........................................................23
 16.      Termination........................................................23
 17.      Effect on Termination..............................................24
 18.      Meaning of "Material"..............................................24
 19.      Amendment..........................................................24
 20.      Waiver.............................................................24

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

 21.      Broker and Investment Banking Fees.................................24
 22.      Binding Effect.....................................................24
 23.      Entire Agreement...................................................25
 24.      Governing Law......................................................25
 25.      Arbitration........................................................25
 26.      Originals..........................................................25
 27.      Addresses of the Parties...........................................25
 28.      Notices............................................................26
 29.      Release of Information.............................................27


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


STOCK ACQUISITION AGREEMENT AND PLAN OF REORGANIZATION, dated this 11th day of March (the "Agreement"), among Go Call, Inc., a corporation organized under and pursuant to the laws of the State of Delaware with principal offices at 15 Queen Street East, Cambridge, Ontario, Canada N3C2A7 ("GCI"), Dan Rubin resides at 1825 South Beverly Glen Boulevard, Apartment 405, Los Angeles, California 90025 ("DR"), Roy B. Rubin MD PC Money Purchase Pension Plan having an office at 1825 South Beverly Glen Boulevard, Apt. 405, Los Angeles, California 90025 (the "Plan") and Daniel Nourani residing at 16422 Underhill Lane, Huntington Beach California 92647 Avenue of the Stars, Suite 2530, Los Angeles, California (the "DN"). DR, the Plan and DN are hereinafter collectively referred to as the "CSR Shareholders".

                                   WITNESSETH:

WHEREAS, DR is the record and beneficial owner of an aggregate of 166,283 issued and outstanding shares of common stock, $.01 par value per share (the "DR Shares"), of Country Star Restaurants, Inc., a Delaware corporation with principal offices at 4929 Wilshire Boulevard, Suite 428, Los Angeles, California 90010 ("CSR"); the Plan is the record and beneficial owner of an aggregate of 259,110 issued and outstanding shares of common stock, $.01 par value per share, of CSR (the "Plan Shares"); and the DN is the record and beneficial owner of an aggregate of 225,000 issued and outstanding shares of common stock, $.01 par value per share, of CSR (the "DN Shares"); and

         WHEREAS, the DR Shares, the Plan Shares and the DN Shares are hereinafter collectively referred to as the "CSR Control Shares"; and

         WHEREAS, GCI desires, pursuant to this Agreement, to exchange an aggregate of 4,552,751 heretofore authorized but unissued shares of its Common Stock, $.01 par value per share (the "GCI Shares") solely for all of the CSR Control Shares; and

         WHEREAS, the CSR Shareholders desire, pursuant to this Agreement, to exchange all of the CSR Control Shares solely for the GCI Shares upon the terms and conditions hereinafter set forth; and

         WHEREAS, in order to carry out the foregoing intents, GCI ,the CSR Shareholders and CSR desire to enter into and adopt this Agreement.

         NOW, THEREFORE, in consideration for the exchange of securities herein enumerated and other good and valuable consideration, the receipt and adequacy of which is hereby jointly and severally acknowledged and accepted, the parties hereby agree as follows:


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

         1. PLAN OF EXCHANGE. The CSR Shareholders own all of the CSR Control Shares. It is the express written intention of the parties that all of the CSR Control Shares shall be acquired by GCI solely in exchange for 4,552,751 GCI Shares.

         2. EXCHANGE OF SHARES. By virtue of their respective execution of this Agreement, GCI and the CSR Shareholders agree and consent that on the Closing Date (as hereinafter defined) all of the CSR Shares shall be exchanged with GCI solely in consideration for the GCI Shares. The GCI Shares shall be delivered via certificates registered in the names of the CSR Shareholders on the basis of 7 GCI Shares for each CSR Control Share owned by the CSR Shareholders. All certificates representing the CSR Control Shares, shall be delivered to GCI or, if so indicated by GCI in writing, to its transfer agent, Interwest Transfer Company, 1981 East Murray Holladay Road, Salt Lake City, Utah 84117, duly endorsed in blank with signature guaranteed or with executed stock power attached thereto with Medallion signature guaranteed by a bank or brokerage firm and in transferable form with any required documentary or transfer tax stamps affixed at CSR Control Shareholder's sole and exclusive expense so as to make GCI the sole owner thereof free and clear of any and all liens, claims and encumbrances, of any nature whether accrued, absolute, contingent or otherwise. No fractional shares shall be issued by GCI. Accordingly, all GCI Shares shall be rounded up to the nearest whole share.

         3. CLOSING. The closing of the exchange of the CSR Control Shares for the GCI Shares (the "Closing") shall take place at 10:00 A.M. Eastern time on the 18th day of March, 1999, at the offices of Spinelli & Associates, 120 Wall Street, 28th Floor, New York, New York 10005 or such other time and place upon which the parties may agree. The day on which the Closing actually occurs is herein sometimes referred to as the "Closing Date". In the event the Closing does not occur on or before March 28, 1999, and unless extended by mutual consent in writing or unless such failure to close is by reason of a material breach by a party of its obligations under this Agreement, then GCI and the CSR Shareholders shall return all information and documentation exchanged or delivered hereunder to the party or parties furnishing the same and thereafter this Agreement shall be deemed to be null and void and of no further force or effect. In the event the failure to close is caused by the material breach by a party of its obligations under this Agreement, then the non-breaching party or parties may enforce its rights under this Agreement including the right to seek specific performance and/or damages as provided in Section 17 of this Agreement.

         4. THE GCI SHARES. The GCI Shares originally issued and delivered to the CSR Shareholders at the Closing shall be voting securities of GCI.

         5. REPRESENTATIONS AND WARRANTIES OF THE CSR SHAREHOLDERS. By virtue of their respective execution of this Agreement, and except for information set forth on any and all schedules or exhibits annexed to this Agreement and incorporated herein by reference (any information on one shall be deemed to be included on all), the CSR Shareholders hereby jointly and severally (except as


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

to Sections 5(a), (b) and (d), which are several, not joint representations and warranties) represent and warrant to GCI as follows:

            (a) They each are the sole record and beneficial owner of the number of CSR Control Shares set forth above, have the sole and undisputed power, right and authority to sell, transfer, option, pledge or hypothecate the same and own said CSR Control Shares free and clear of any and all liens, suits, proceedings, claims and encumbrances of any kind, nature or description whether accrued, absolute, contingent or otherwise;

            (b) They each have the power, right and authority to execute and perform this Agreement and the execution, delivery and performance of this Agreement, in the time and manner herein specified, will not conflict with, result in a breach of, or constitute a default under any provisions of law, trust or any existing agreement, indenture or other instrument to which they are a party or by which the CSR Control Shares owned by them may be bound or affected

            (c) The CSR Control Shares are duly and validly issued, fully paid and non-assessable;

            (d) The information given and every representation, warranty and statement made or furnished by the CSR Shareholders herein is true, correct and does not contain a misstatement of a material fact or omit to state any material fact required in order to make the statements and representations, in light of the circumstances under which they were made, not misleading;

            (e) The CSR Shareholders have no knowledge of any material fact or facts other than disclosed herein or in the exhibits or schedules annexed hereto which will adversely affect the business or financial condition of CSR or the title of GCI to the CSR Control Shares to be exchanged with GCI hereunder, and each of the CSR Shareholders agrees that they will notify GCI of any such facts if they acquire knowledge of the same prior to the Closing Date;

            (f) They have read and understand both this Agreement and the nature and parameters of the transaction underlying the same; accept and agree to the consummation of the transaction enumerated herein; and accept the original issuance of the GCI Shares to them as the sole and exclusive consideration for the transfer and delivery of the CSR Control Shares to GCI;

            (g) Neither they nor any other person, firm or entity has any right of appraisal or similar right to dissent from the transaction made the subject of this Agreement and/or to demand payment for the CSR Control Shares. In the event such right does, in fact, exist, the CSR Shareholders either have or will, prior to the Closing Date, irrevocably waive such right;

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

            (h) Prior to the Closing Date, the CSR Shareholders will not vote for or authorize the reorganization, re-capitalization, merger, consolidation, stock split or other similar corporate action on behalf of CSR except as may be required to effectuate the terms and conditions of this Agreement;

            (i) Prior to the Closing Date, the CSR Shareholders will not vote for or authorize the creation of any other class of equity or debt security of CSR;

            (j) Prior to the Closing Date, and except for advances by CSR to fund operations or the incurring of debt to finance ongoing business activities which shall be disclosed to GCI in writing prior to expenditure, the CSR Shareholders will not, without the prior written consent of GCI, cause or authorize CSR to:

               (i) create or incur any indebtedness, whether funded or not, except unsecured current liabilities incurred in the ordinary course of business; or assume, guarantee, endorse or otherwise become responsible for the obligation of any other person, entity, firm or corporation;

               (ii) create or incur any mortgage, lien, charge or encumbrance of any kind, nature or description with respect to any of CSRs properties or assets, except in the ordinary course of business;

               (iii) make or become a party to any contract or commitment, or renew, extend, amend, terminate or modify any contract or commitment, except in the ordinary course of business;

               (iv) make any capital expenditure or capital addition or betterment except as may be involved in ordinary repairs, maintenance and replacements and minor plant and equipment additions;

               (v) sell or otherwise dispose of any of its assets except sales in the ordinary course of business;

               (vi) declare or pay any dividend on, or make any other distribution upon or in respect of, or purchase, retire or redeem any shares of its capital stock;

               (vii) issue or sell any additional shares of capital stock, whether or not such shares have been previously authorized for issuance, or acquire any stock of any corporation or any interest in any business enterprise;

               (viii) grant any option or make any commitment relating to the authorized or issued capital stock of CSR;

               (ix) pay or agree to pay, conditionally or otherwise, any pension or severance pay to any director, officer, agent or employee, or make any advances to or increase the compensation of, any officers or employees;

               (x) use any CSR assets or properties, except for proper corporate purposes in the ordinary course of business'

               (xi) make any change in CSR's Certificate of Incorporation or By-Laws; or

               (xii) change any of CSR's banking or safe deposit arrangements or open any new bank accounts or safe deposit boxes, other than in the normal course of business.

            (k) Each of the representations in this Section 5 shall be true and correct at the Closing Date.

            (l) The CSR Control Shares will be transferred free and clear of any and all liens, claims, encumbrances, options, contracts, calls, commitments or demands of any character;

            (m) CSR is, and at all times through and including the Closing Date, will be a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and authorized to do business in such states in the United States where such qualification is necessary, with full power and authority to conduct its business as the same is presently being conducted;

            (n) The execution and performance of this Agreement in the time and manner contemplated will not conflict with, result in a breach of or constitute a default under any provision of law, the Certificate of Incorporation or By-Laws of CSR or of any existing agreement, indenture or other instrument to which CSR is a party or to which any of its business or its assets may be bound or affected;

            (o) Other than as set forth on Schedule 5(o) annexed to this Agreement, there are not, and will not be at any time prior to the Closing Date, any outstanding options, warrants, rights, contracts, calls, demands or commitments of any type, kind or character relating to the CSR Control Shares;

            (p) The capitalization of CSR immediately prior to the Closing will be as follows:

Authorized               Type of Security               Issued and Outstanding
----------               ----------------               ----------------------

250,000,000 Shares       Voting Common Stock,                  709,335 Shares
                         $.O1 par value per share


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

            (q) There is no litigation or governmental proceeding or investigation pending or, to the knowledge of the CSR Shareholders, threatened or in prospect against CSR, any of its officers, directors or sole shareholder or their properties or relating to its capital stock, except as set forth in CSR's 10-K. The CSR Shareholders will notify GCI promptly of any such initiated or threatened proceedings or litigation which may arise or be instituted at any time prior to the Closing Date;

            (r) The audited balance sheet, statement of cash flows, statement of changes in stockholders equity (deficiency) of CSR and the notes thereto for the fiscal year ended December 31, 1998 (the "CSR Audited Financial Statements") and unaudited financial statements for the two (2) two months ended February 28, 1999 and the notes thereto (the "CSR Unaudited Financial Statements"), attached hereto as Schedule 5(r), present the financial condition and the results of operations of CSR as of the dates thereof and were prepared in accordance with generally accepted accounting principles consistently applied. The CSR Audited and Unaudited Financial Statements are hereinafter collectively referred to as the "CSR Financial Statements". There are no material liabilities, either fixed or contingent, not reflected in the CSR Financial Statements, and the CSR Financial Statements are true and correct in all material aspects, and do not omit to state any material fact required or necessary to make such statements, in light of the circumstances in which they are made, not misleading;

            (s) To the best knowledge and belief of the CSR Shareholders, since February 28, 1999 (the date of latest CSR Unaudited Financial Statements) there has been no material adverse change in the financial condition of CSR nor has there been any material or substantial loss or damage to the properties or business of CSR (whether or not covered by insurance) and no event or condition of any character has occurred which adversely affect CSR's business;

            (t) To the best knowledge and belief of the CSR Shareholders, and except as set forth on Schedule 5(t) annexed hereto, any and all taxes accrued or asserted against CSR have been paid, or CSR has established adequate reserves therefor. All tax returns for CSR required to be filed have been or will be filed for all periods ending on or up to the Closing Date; no extensions of the applicable statutes of limitations have been, or will be, prior to the Closing Date, applied for by CSR. Any and all additional taxes arising from the operation of CSR for any period up to and including the Closing Date and not provided for on the books and records of CSR are and shall be the sole liability of GCI. Copies of all applicable tax returns shall be furnished to GCI and its counsel prior to the Closing Date;

            (u) Except as set forth on Schedule 5(u) annexed hereto, CSR has clear and unencumbered title to all of the assets and property owned by it as reflected in the CSR Financial Statements and CSR has no assets that are not reflected in the CSR Financial Statements;

            (v) To the best knowledge and belief of the CSR Shareholders, CSR is


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

not in material default under any material contract or obligation and all third parties with whom CSR has contractual arrangements are in material compliance therewith and are not in material default thereunder;

            (w) Except as set forth on Schedule 5(w) annexed hereto, CSR has not adopted, and, without written consent of GCI, will not prior to the Closing Date adopt, any employment or collective bargaining agreements;

            (x) There are no material liabilities, either fixed or contingent, not reflected in the CSR Financial Statements or on Schedule 5(x) annexed hereto, except that there may be contracts or obligations incurred in the usual course of business not reflected therein which, if disclosed, would not materially adversely affect the financial condition of CSR as reflected in the CSR Financial Statements;

            (y) No representation or warranty made by the CSR Shareholders in this Agreement and any schedule or exhibit attached hereto and furnished or to be furnished to GCI pursuant to this Agreement, contains or will contain any untrue statement of a material fact, or omits, or will omit, to state a material fact required or necessary to make the statements and representations herein or therein made, in light of the circumstances under which they were made, not misleading;

            (z) Other than as set forth on Schedule 5(z) annexed hereto, CSR has not executed or delivered or issued any notes, bonds or mortgages and has not entered into any leases, contracts or commitments not disclosed in the CSR Financial Statements;

            (aa) Except as otherwise disclosed on Schedule 5(aa), CSR has no liabilities or obligations of any nature (absolute, accrued, contingent or otherwise) which are required to be reflected or reserved against on its balance sheets in accordance with generally accepted accounting principles consistently applied, except for liabilities and obligations fully reflected or reserved against in the CSR Financial Statements or incurred in the ordinary course of business and consistent with past practice since the date of the CSR Financial Statements;

            (bb) By virtue of their respective execution of this Agreement, the CSR Shareholders hereby acknowledge and accept that they each have been furnished with all information concerning the business and financial condition and corporate status of GCI which they deemed necessary to their decision to proceed with the transactions as described herein'

            (cc) Other than as set forth on Schedule 5(cc) annexed hereto, CSR has not made any patent or trademark filings in the United States;

            (ff) All of the assets and property used by CSR in the operation of its business are owned by CSR and to the extent any of such assets and property are not so owned, CSR will arrange to have such asset and/or property transferred to it prior to the Closing Date;


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            (hh) Each of the representations in this Section 5 shall be true and correct at the Closing Date.

         6. REPRESENTATIONS AND WARRANTIES OF GCI. By virtue of its execution of this Agreement and except as expressly modified by the information set forth on any and all schedules or exhibits annexed to this Agreement and incorporated herein by reference, GCI hereby represents and warrants to the CSR Shareholders as follows:

            (a) The GCI Shares to be transferred to the CSR Shareholders on the Closing Date will be duly and validly issued, fully paid and non-assessable with no personal liability attaching to the ownership thereof. The GCI Shares will be transferred free and clear of any and all liens, claims, encumbrances, options, contracts, calls, commitments or demands of any character. As of the Closing Date, GCI shall have full corporate power and authority to carry on its business as the same shall be conducted between the date hereof and the Closing Date;

            (b) GCI is, and at all times through and including the Closing Date, will be a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and authorized to do business in such states in the United States where such qualification is necessary, with full power and authority to conduct its business as the same is presently being conducted;

            (c) The execution and performance of this Agreement in the time and manner contemplated will not conflict with, result in a breach of or constitute a default under any provision of law, the Certificate of Incorporation or By-Laws of GCI or of any existing agreement, indenture or other instrument to which GCI is a party or to which any of its businesses or the assets may be bound or affected;

            (d) There will not be at any time prior to the Closing Date, any new outstanding options, warrants, rights, contracts, calls, demands or commitments of any type, kind or character relating to the GCI Common Shares except as they exist at the time of this Agreement;

            (e) The capitalization of GCI immediately prior to the Closing will be as follows:

Authorized               Type of Security              Issued and Outstanding
----------               ----------------              ----------------------

20,000,000 Shares        Voting Common Stock,             14,901,258 Shares
                         $.01 par value per share

            (f) Prior to the Closing Date, and except for the original issuance of any shares of its common stock comprising the 20,000,000 shares referenced in


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Section 6(e) above, GCI will not cause the original issuance of any of its authorized but unissued shares of common stock without the express written consent of the CSR Shareholders;

            (g) On the Closing Date, the issued and outstanding GCI Common Shares will not be owned beneficially or of record by not less than 500 shareholders;

            (h) All corporate action required of GCI will have been taken prior to the Closing Date. GCI has complied in all material respects, and at all times until the Closing Date will comply in all material respects with all applicable state, federal and local laws regulations and ordinances. GCI has not been notified, as of the date of this Agreement, that it has failed to so comply with any such requirements;

            (i) There is no litigation or governmental proceeding or investigation pending or, to the knowledge of GCI, threatened or in prospect against GCI, any of its officers, directors or sole shareholder or their properties or relating to its capital stock. GCI will notify the CSR Shareholders promptly of any such initiated or threatened proceedings or litigation which may arise or be instituted at any time prior to the Closing Date;

            (j) The audited balance sheet, statement of cash flows, statement of changes in stockholders equity (deficiency) of GCI and the notes thereto for the fiscal year ended December 31, 1998 (the "GCI Audited Financial Statements") and unaudited financial statements for the two months ending February 28, 1999 (the "GCI Unaudited Financial Statements") and the notes thereto, attached hereto as
Schedule 6(j), present the financial condition and the results of operations of GCI as of the dates thereof and were prepared in accordance with generally accepted accounting principles consistently applied. The GCI Audited and Unaudited Financial Statements are hereinafter collectively referred to as the "GCI Financial Statements". There are no material liabilities, either fixed or contingent, not reflected in the GCI Financial Statements, and the GCI Financial Statements are true and correct in all material aspects, and do not omit to state any material fact required or necessary to make such statements, in light of the circumstances in which they are made, not misleading;

            (k) To the best knowledge and belief of GCI, since February 28, 1999 (date of latest GCI Unaudited Financial Statements) there has been no material adverse change in the financial condition of GCI nor has there been any material or substantial loss or damage to the properties or business of GCI (whether or not covered by insurance) and no event or condition of any character has occurred which adversely affect GCI's business;

            (l) From the date of the latest GCI Unaudited Financial Statement (February 28, 1999) through and including the date of this Agreement and subsequent Closing Date, GCI has not and will not incur any liability or made any payments other than in the regular and normal course of its business and between the date of this Agreement and the Closing Date, GCI has not transferred any property for less than a fair and adequate consideration;


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

            (m) GCI has not declared or paid since the date of the latest GCI Unaudited Financial Statement (February 28,1999); and will not declare or pay prior to the Closing Date, any dividends or make any distribution, directly or indirectly, to its shareholders, officers or directors, nor has it made, since the said date, nor will it make, prior to the Closing Date, any loans or advances to any shareholders, officers or directors;

            (n) To the best knowledge and belief of GCI and except as set forth on Schedule 6(n) annexed hereto, any and all taxes accrued or asserted against GCI have been paid, or GCI has established adequate reserves therefor. All tax returns for GCI required to be filed have been or will be filed for all periods ending on or up to the Closing Date; no extensions of the applicable statutes of limitations have been, or will be, prior to the Closing Date, applied for by GCI. Any and all additional taxes arising from the operation of GCI for any period up to and including the Closing Date and not provided for on the books and records of GCI are and shall be the sole liability of GCI. Copies of all applicable tax returns shall be furnished to the CSR Shareholders and its counsel prior to the Closing Date;

            (o) GCI has clear and unencumbered title to all of the assets and property owned by it as reflected in the GCI Financial Statements and GCI has no assets that are not reflected in the GCI Financial Statements;

            (p) To the best knowledge and belief of GCI, GCI is not in material default under any material contract or obligation and all third parties with whom GCI has contractual arrangements are in material compliance therewith and are not in material default thereunder;

            (q) GCI has not adopted, and, without written consent of the CSR Shareholders, will not prior to the Closing Date adopt, any employment or collective bargaining agreements;

            (r) There are no material liabilities, either fixed or contingent, not reflected in the GCI Financial Statements except that there may be contracts or obligations incurred in the usual course of business not reflected therein which, if disclosed, would not materially adversely affect the financial condition of GCI as reflected in the GCI Financial Statements;

            (s) No representation or warranty made by GCI in this Agreement and any schedule or exhibit attached hereto and furnished or to be furnished to the CSR Shareholders pursuant to this Agreement, contains or will contain any untrue statement of a material fact, or omits, or will omit, to state a material fact required or necessary to make the statements and representations herein or therein made, in light of the circumstances under which they were made, not misleading;


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

            (t) On the Closing Date, GCI shall have authorized, issued and outstanding the securities set forth in clause (f) of this Section 6; and all GCI Common Shares indicated as being issued and outstanding on the Closing Date shall be duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attached to the ownership thereof;

            (u) From the date of the latest GCI Unaudited Financial Statements (February 28, 1999), GCI has not executed or delivered or issued any notes, bonds or mortgages and has not entered into any leases, contracts or commitments not disclosed in the GCI Financial Statements;

            (v) There are no outstanding rights to subscribe shares of stock of GCI and none will be so authorized subsequent to the execution of this Agreement without the prior written consent of the CSR Shareholders;

            (w) No GCI shareholder has any right of appraisal or similar right to dissent from the transaction made the subject of this Agreement and/or to demand payment for its GCI Common Shares. In the event such right does, in fact, exist, GCI will cause such shareholder to waive such right prior to the Closing Date;

            (x) GCI has no unpaid dividends;

            (y) Prior to the Closing Date, GCI will not, without the prior written consent of CSR, which consent shall not unreasonably be withheld, authorize a reorganization, re-capitalization, merger, consolidation, stock split or take other similar corporate action except as may be required to effectuate the terms and conditions of this Agreement;

            (z) GCI has no liabilities or obligations of any nature (absolute, accrued, contingent or otherwise) which are required to be reflected or reserved against on its balance sheets in accordance with generally accepted accounting principles consistently applied, except for liabilities and obligations fully reflected or reserved against in the GCI Financial Statements or incurred in the ordinary course of business and consistent with past practice since the date of the GCI Financial Statements;

            (aa) GCI has the power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been or will be prior to Closing Date duly authorized by GCI's Board of Directors and shareholders in accordance with Delaware law, and GCI shall furnish the CSR Shareholders with true copies of any and all documentation evidencing such action. GCI is not subject to or obligated under any contract provision or any license, franchise or permit or subject to any order or decree, which would be breached or violated by its execution and performance of this Agreement in the time and manner contemplated herein. Except as required by applicable securities laws or as set forth on Schedule 6(aa), no filing or registration with, or authorization consent or approval of any public body or authority is necessary to execute or perform this Agreement and the consummation by GCI of the transactions contemplated hereby;

            (bb) By virtue of its execution of this Agreement, GCI hereby acknowledges and accepts that it has been furnished with all information concerning the business and financial condition and corporate status of the CSR Shareholders which GCI's management deemed necessary to its decision to proceed with the transactions as described herein;

            (cc) Each of the representations in this Section 6 shall be true and correct at the Closing Date.

         7. COVENANTS OF THE CSR SHAREHOLDERS. By virtue of their respective execution of this Agreement, the CSR Shareholders hereby jointly and severally covenant and agree with GCI as follows:

            (a) On the Closing Date, each CSR Shareholder who will receive GCI Shares will deliver an executed investment letter to GCI in the form annexed hereto as Schedule 7(a) (the "CSR Investment Letter");

            (b) CSR agrees and covenants to execute the certificates identified in Section 9(a)(ii)and (vi) below;

            (c) On the Closing Date, the CSR Shareholders will furnish GCI with an opinion of securities counsel in form and substance reasonably acceptable to GCI and GCI's securities counsel;

            (d) At all times prior to the Closing Date, GCI through its duly authorized representatives, may inspect, copy and reproduce any tax returns, accounting and other records of the CSR Shareholders relating to the property, assets or business of CSR. The CSR Shareholders will afford to the officers and authorized representatives of GCI access to the properties, books and records of CSR and will furnish such information as GCI and its counsel may from time to time reasonably request;

            (e) If requested by GCI, the CSR Shareholders will deliver to GCI an accurate and complete list and brief description of all policies of fire, liability, errors and omissions and other insurance carried by CSR as of the date of this Agreement. The CSR Shareholders will take all steps necessary to keep such policies in full force and effect through the Closing Date and will inform GCI of any changes in coverage or additional policies prior to the entering into such policies;

            (f) Copies of CSR's Certificate of Incorporation, all amendments thereto, By-Laws, and all minutes of CSR are contained in the minute books which will be furnished to GCI and its counsel prior to the Closing Date; and all additional minutes and other corporate documents of CSR adopted or executed subsequent to this Agreement, but prior to the Closing Date (none of which will diminish or dilute the rights of GCI hereunder), will be furnished to GCI and its counsel prior to the Closing Date;

            (g) As soon as practicable following the execution of this Agreement, the CSR Shareholders will provide GCI with the CSR Audited and Unaudited Financial Statements;

            (h) All of the representations, warranties and covenants of the CSR Shareholders made in this Agreement shall survive the Closing Date for a period of twelve months; and

            (i) As soon as practicable following the execution of this Agreement, but no later than ten (10) days prior to the Closing Date, the CSR Shareholders will furnish to GCI copies of any and all proposed forms of employment agreement (the "CSR Employment Agreements"). The terms of such CSR Employment Agreements shall be satisfactory to GCI. Any and all such CSR Employment Agreements shall be duly executed on the Closing Date.

         8. COVENANTS OF GCI. By virtue of its execution of this Agreement, GCI hereby covenants and agrees with the CSR Shareholders as follows:

            (a) GCI agrees and covenants to execute the certificates identified in Section 9(b)(ii), (iii) and (viii) below;

            (b) On the Closing Date, GCI will furnish the CSR Shareholders with an opinion of securities counsel in form and substance reasonably acceptable to the CSR Shareholders and CSRs securities counsel;

            (c) At all times prior to the Closing Date, the CSR Shareholders through their duly authorized representatives, may inspect, copy and reproduce any tax returns, accounting and other records of GCI relating to its property, assets or business. GCI will afford to the officers and authorized representatives of the CSR Shareholders access to the properties, books and records of GCI and will furnish such information as the CSR Shareholders and their counsel may from time to time reasonably request;

            (d) Copies of CGI's Certificate of Incorporation, all amendments thereto By-Laws, and all minutes of GCI are contained in the minute books which will be furnished to the CSR Shareholders and their counsel prior to the Closing Date; and all additional minutes and other corporate documents of GCI adopted or executed subsequent to this Agreement, but prior to the Closing Date (none of which will diminish or dilute the rights of the CSR Shareholders hereunder), will be furnished to the CSR Shareholders and their counsel prior to the Closing Date;

            (e) As soon as practicable following the execution of this Agreement GCI will provide the CSR Shareholders with the GCI Audited and Unaudited Financial Statements; and

            (f) All of the representations, warranties and covenants of GCI made in this Agreement shall survive the Closing Date for a period of twelve months.

         9. CONDITIONS PRECEDENT TO CLOSING.

            (a) All of the obligations of GCI under and pursuant to this Agreement are and shall be subject to the representations and warranties of the CSR Shareholders being true and correct in all material respects on the Closing Date except for such representation and warranties that are expressly given as of a specific date or as of the date hereof and the delivery to GCI, prior to or on the Closing Date of each of the following:

                  (i) a certificate or certificates representing all of the CSR Control Shares in proper transferable form, endorsed in blank, with signatures guaranteed and with all necessary documentary transfer tax stamps affixed;

                  (ii) a certificate signed by each of the CSR Shareholders to effect that all of the representations and warranties of the CSR Shareholders set forth in Section 5 hereof, and elsewhere in this Agreement are true and correct in all material respects except for such representations and warranties that are expressly given as of a specific date or as of the date hereof;

                  (iii) the CSR Audited Financial Statements containing an unqualified opinion of CSRs independent certified public accountants, together with the CSR Unaudited Financial Statements (which shall contain no material change in the financial condition of CSR since the date of the last CSR's Audited Financial Statements (December 31,1995) other than expenditures authorized by this Agreement, and reviewed by such firm;

                  (iv) a Certificate of Good Standing of CSR from the appropriate authority in the State of Delaware dated prior to the Closing Date or, in lieu of, a covenant that the same will be provided within thirty (30) days of the Closing Date;

                  (v) a certificate from the appropriate authority in the State of Delaware dated prior to the Closing Date evidencing payment by CSR of all outstanding taxes due to the State of Delaware or, in lieu of a covenant that the same will be provided within thirty (30) days of the Closing Date;


                  (vi) an executed copy of the CSR Shareholders Investment Letters from each holder of the CSR Control Shares

                  (vii) an opinion of corporate and securities counsel to the CSR Shareholders, in form and substance reasonably satisfactory to GCI and its counsel; and

                  (viii) duly executed copies of any CSR Employment Agreements.

            (b) All of the obligations of the CSR Shareholders under and pursuant to this Agreement are and shall be subject to the representations and warranties of GCI being true and correct at the Closing Date except for such representations and warranties that are expressly given as of a specific date or as of the date hereof and the fulfillment prior to or on the Closing Date of each of the following:

                  (i) certificates for the GCI Stock in such names and in such denominations as the CSR Shareholders shall have indicated to GCI in writing at least ten days prior to the Closing Date;

                  (ii) a certificate signed by the President and Secretary of GCI, dated the Closing Date, to effect that all of the representations and warranties of GCI set forth in Section 6 hereof, and elsewhere in this Agreement are true and correct in all material respects except for such representations and warranties that are expressly given as of a specific date or as of the date hereof

                  (iii) a certified copy of the resolution of GCI's Board of Directors authorizing the execution, delivery and performance of this Agreement;

                  (iv) the GCI Audited Financial Statements containing an unqualified opinion of GCI's independent certified public accountants, together with the GCI Unaudited Financial Statements (which shall contain no material change in the financial condition of GCI since the date of the last GCI's Audited Financial Statements (December 31,1998) other than expenditures authorized by this Agreement, and reviewed by such firm;

                  (v) a Certificate of Good Standing of GCI from the appropriate authority in the State of Delaware dated prior to the Closing Date or, in lieu of a covenant that the same will be provided within thirty (30) days of the Closing Date;

                  (vi) a certificate from the appropriate authority in the State of Delaware dated prior to the Closing Date evidencing payment by GCI of all outstanding taxes due to the State of Delaware or, in lieu of, a covenant that the same will be provided within thirty (30) days of the Closing Date;

                  (vii) an opinion of corporate and securities counsel to GCI, in form and substance reasonably satisfactory to the CSR Shareholders and their securities counsel; and

                  (viii) a certificate of the President and Corporate Secretary of GCI certifying that, effective as of the Closing, all other covenants of GCI to be satisfied on or before the Closing, as contained in Section 8 above have been satisfied.

         10. INDEMNIFICATION.

            (a) CSR and the CSR Shareholders hereby agree to hold GCI harmless from any and all loss, cost, expense, liability or damage, including reasonable attorney's fees, resulting from any inaccurate representation made by the CSR Shareholders, breach of any warranty herein made and breach or default in the CSR Shareholder's performance of any of the covenants which the CSR Shareholders are to perform hereunder; provided, however, no claim may be made under this Agreement for breach of warranty or covenant or seek any indemnification with regard thereto until such time as there has been an aggregate of Ten Thousand Dollars ($10,000) damages incurred by GCI. All claims made hereunder must be made within eighteen (18) months of the Closing hereunder or they shall be deemed waived.

            (b) GCI hereby agrees to hold the CSR Shareholders harmless from any and all loss, cost, expense, liability or damage, including reasonable attorney's fees, resulting from any inaccurate representation made by GCI, breach of any warranty herein made and breach or default in GCI's performance of any of the covenants which it is to perform hereunder; provided, however, no claim may be made under this Agreement for breach of warranty or covenant, or seek any indemnification with regard thereto until such time as there has been an aggregate of Ten Thousand Dollars ($10,000) damages incurred by the CSR Shareholders. All claims made hereunder must be made within eighteen (18) months of the Closing hereunder or they shall be deemed waived.

         11. THE CSR SHAREHOLDERS' INVESTMENT INTENT. The CSR Shareholders have been advised, and by the execution of this Agreement, hereby agree, accept and acknowledge:

            (a) That none of the GCI Shares to be delivered hereunder shall have been registered under the Securities Act or under state securities law, and that both GCI and its present management are relying upon an exemption from registration based upon the investment and other representations of the CSR Shareholders. In this regard, the CSR Shareholders hereby represent, covenant and warrant that:

                  (i) the CSR Shareholders are acquiring the GCI Shares issuable hereunder for investment purposes and without any view to the transfer or resale thereof and that such shares shall not be sold, transferred, assigned, pledged or hypothecated in any violation of the Securities Act, or the applicable securities laws of any state;

                  (ii) The certificates representing all of the GCI Shares to be delivered pursuant to this Agreement, shall bear a restrictive legend in substantially the following form:

                   "The Shares represented by this certificate have not been registered under the Securities Act of 1933 as amended. They may not be sold, assigned or transferred in the absence of an effective registration statement for the Shares under the said Securities Act, receipt of a `no action' letter from the Securities and Exchange Commission or an opinion of counsel satisfactory to the Corporation that registration is not required under said Securities Act."

                  (iii) The GCI Shares will be the subject of standard stop transfer orders on the books and records of GCI's transfer agent.

          12. CONDUCT OF GCI'S AND CSR'S BUSINESS PRIOR TO THE CLOSING DATE. >From the date hereof and prior to the Closing Date, unless the other party hereto shall otherwise agree in writing:

                  (a) The business of GCI and CSR shall be conducted only in the ordinary and usual course and there shall be no material adverse changes in the nature and extent of its respective properties, the conduct of its respective operations;

                  (b) Neither GCI nor CSR shall encumber by lien, encumbrance, security interest or otherwise any of its respective assets or properties or authorize the reorganization, re-capitalization, merger, consolidation or other similar action on behalf of GCI or CSR except any that may be permitted by or required to effectuate the terms and conditions of this Agreement or as otherwise mutually agreed upon in writing;

                  (c) Except as permitted by this Agreement, neither GCI nor CSR shall dispose of any material amount of assets other than in the ordinary course of business; incur a material amount of additional indebtedness or other material liabilities, other than liabilities for borrowed money or enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing;

                  (d) Neither GCI nor CSR shall enter into any employment or similar contract with any shareholder or employee or make any changes in its respective management or executive assignments or compensation, except for changes in its management or executive assignments or compensation which occur in the ordinary course of business or as otherwise permitted by this Agreement; and

                  (e) GCI and CSR shall use their respective best efforts to preserve intact its business organization, to keep available the services of its present key employees, and to preserve the good will of those having business relationships with them.

         13. REGISTRATION AND REGISTRATION RIGHTS. The following provisions shall be applicable:

                  a. REGISTRATION. Within six (6) months from the closing date of the Agreement, GCI hereby covenants and agrees to prepare and file a registration statement (a "Registration Statement") with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"), in which the holder GCI Shares are registered for sale, whether public or otherwise~

            b. PIGGY BACK REGISTRATION RIGHTS. If at any time during the two year period following the date of this Agreement, GCI proposes to register for sale in any offering1 whether to the public or otherwise of any equity or debt securities pursuant to a Registration Statement with the SEC under the Securities Act, and/or under any state statute, it will at such time give written notice of its intention to do so (the "Registration Notice") to the registered holders of the GCI Shares at their address appearing on the books and records of GCI's transfer agent. CGI's obligation to furnish the Registration Notice to the holders of the GCI Shares shall arise within three days from GCI's execution of a written letter of intent with any broker-dealer registered with the National Association of Securities Dealers, Inc. ("NASD") or of CGI's engagement of securities counsel to prepare a Registration Statement for filing with the SEC, whichever shall sooner occur. Within 15 days after the receipt of the Registration Notice, any holder of the GCI Shares may request the inclusion of such holder's GCI Shares in any Registration Statement which GCI intends to file with the SEC (the "Covered Share Notice"). The Covered Share Notice shall:
(i) specify the number of GCI Shares intended to be offered and sold by the holder thereof (the "Covered Shares"); (ii) express the holder's present intent to offer such Covered Shares for distribution; and (iii) undertake to provide all such information and materials and to take all such action as may be required in order to permit GCI to comply with all applicable requirements of the SEC and/or applicable state regulatory body, as the case may be, and to obtain acceleration of the effective date of the Registration Statement therefor. Upon receipt of the Covered Share Notice, GCI shall use its best efforts to cause the offering of the Covered Shares so specified in the Covered Share Notice to be registered under the Act as soon as reasonably practicable (but in any event not later than 75 days from the date of the Covered Share Notice) so as to permit the sale or other distribution by the holder of the Covered Shares specified in the Covered Share Notice;

            c. REGISTRATION EXPENSES. GCI shall bear the costs and expenses incurred in connection with the registration of the sale or other distribution of the Covered Shares pursuant to the terms of this Agreement (except that the holder shall pay any underwriting fees, discounts or commissions attributable to sales of Covered Shares by the holder and any "out of pocket" expenses of the holder, including the holders counsel's fees and expenses). The costs and expenses payable by GCI shall include without limitation, (i) all filing fees with the SEC and the NASD; (ii) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Covered Shares); (iii) printing expenses; (iv) the fees and expenses incurred in connection with the listing of the Covered Shares; and (v) fees and expenses of counsel and independent certified public accountants for GCI (including the expenses of any comfort letters).

            d. PUBLIC OFFERING INDEMNITIES. In the event of any registered offering of the Covered Shares, pursuant to Section 15 hereof, the holders of the GCI Shares will provide standard Unites States indemnification to any underwriter against losses, damages, claims or liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or the prospectus included therein, as amended or supplemented, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, made by the holders of the GCI Shares.

         14. ACCESS AND INFORMATION. Each party hereto shall afford to other party's accountants, counsel and other duly authorized representatives access, during normal business hours and on reasonable advance notice, during the period after execution of this Agreement and prior to the Closing Date, the right to make copies of all properties, books, contracts, commitments and records (including but not limited to tax returns). In addition, each party shall furnish promptly to the other party: ([) a copy of each report, schedule and other document file received by it pursuant to the requirements of Federal or state securities laws; (ii) a copy of any summons, complaint, petition, notice of hearing or notice of the commencement of any governmental or administrative investigation; and (iii) all other information concerning its business, properties and personnel as may reasonably be requested; provided, however, that no investigation pursuant to this Section 15 shall affect any representations or warranties or the conditions to the obligations of the parties to consummate a transaction referenced herein, In the event of a termination of this Agreement whether in accordance with the provisions of Section 16 or otherwise, each party shall return to the party furnishing information all documents, work papers and other material obtained by or on its behalf as a result of this Agreement or in connection herewith whether obtained before or after the execution hereof, and the party receiving such information from the party furnishing same shall hold such information in confidence until such time as such information is otherwise publicly available. Notwithstanding the foregoing and until the Closing Date, CSR shall be under no obligation to disclose to GCI and GCI shall be under no obligation to disclose to CSR any proprietary or secret or confidential information concerning its respective operations.

         15. EXPENSES. Regardless of whether or not the transaction contemplated herein is consummated, each party shall promptly pay, shall be responsible for, and account for on its respective financial statements all costs and expenses incurred by it in connection with this Agreement and the transactions contemplated hereby.

         16. TERMINATION. This Agreement may be terminated at any time prior to the Closing Date: (i) by mutual consent of the Boards of Directors of GCI and the CSR Shareholders; (ii) by failure to close as provided in Section 3; or
(iii) as a result of the occurrence, prior to the Closing Date, of any of the following events with respect to or by either CSR or GCI: (aa) The making of a general assignment for the benefit of creditors; (bb) The filing of any petition or the commencement of any proceeding by or against either corporation for any relief under any bankruptcy, or insolvency laws or any laws related to the relief of debtors, readjustment of indebtedness, reorganizations, compositions or extensions; (cc) The appointment of a receiver of or the issuance of making of a writ or order of attachment or garnishment against, a majority of the property or assets of either corporation; (dd) The filing of a tax lien or warrant or judgment against either corporation in favor of the United States of America or the State of Delaware in an amount in excess of Twenty Five Thousand ($25,000) Dollars where said lien or judgment is not satisfied and discharged within thirty (30) days from the date of such filing; or (ee) A judgment is rendered against either corporation on an uninsured claim of $50,000 or more and either corporation fails to commence an appeal of such judgment within the applicable appeal period.

         17. EFFECT ON TERMINATION. In the event of termination of this Agreement as provided in Section 16, this Agreement shall forthwith become null and void and there shall be no further liability on the part of GCI or the CSR Shareholders. Termination of this Agreement by either GCI or the CSR Shareholders as a result of the breach of the terms and conditions hereof by the other shall not relieve any party of any liability for a breach at or for any misrepresentation under this Agreement, or be deemed to constitute a waiver of any available remedy (including specific performance if available) for any such breach 23 411)!. or misrepresentation.

         18. MEANING OF "MATERIAL." As used herein, the term "material" shall be construed in its generally accepted United States Federal securities law context.

         19. AMENDMENT. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         20. WAIVER. At any time prior to the Closing Date, GCI by action taken by its Boards of Directors and the CSR Shareholders by unanimous consent, and accepted in writing by the other parties, may: (i) extend the time for the performance of any party; (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto; and
(iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid if set forth in an instrument in writing signed on behalf of such party and accepted in writing by the other parties. The failure of any party to insist upon strict performance of any of the provisions of this Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature or of any of provision, term, condition, warranty, representation or guaranty contained herein.

         21. BROKER AND INVESTMENT BANKING FEES. GCI and the CSR Shareholders represent and warrant that they have not engaged the services of any broker, finder, or other person of similar kind who might be due compensation as a result of the transactions contemplated herein. GCI and the CSR Shareholders agree to hold and indemnify each other harmless from and against claims by any third party due compensation as a broker, finder, or other person of similar kind who might be due compensation as a result of the transactions contemplated herein.

         22. BINDING EFFECT. All of the terms and provisions of the Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the parties hereto and their respective successors. This Agreement shall not be assignable under any circumstances.

         23. ENTIRE AGREEMENT. Each of the parties hereto, covenants that this Agreement is intended to and does contain and embody herein all of the understandings and agreements, both written and oral, of the parties hereby with respect to the subject matter of this Agreement and that there exists no oral agreement or understanding express or implied, whereby the absolute, final and unconditional character and nature of this Agreement shall be in any way invalidated, impaired or affected.

         24. GOVERNING LAW. This Agreement shall be governed by and interpreted under and construed in all respects in accordance with the laws of the State of New York, a neutral forum, irrespective of the place of domicile or residence of any party.

         25. ARBITRATION. The parties agree that in the event of a controversy arising out of the interpretation, construction, performance or breach of the Agreement, any and all claims arising out of or relating to this Agreement shall be settled by arbitration according to the Commercial Arbitration Rules of the American Arbitration Association located in New York City before a single arbitrator, except as provided below. The decision of the arbitrator(s) will be enforceable in any court of competent jurisdiction. The parties hereby agree and consent that service of process by mail in any such arbitration proceeding outside the City of New York shall be tantamount to service in person within New York New York and shall confer personal jurisdiction on the American Arbitration Association. In any dispute where a party seeks Fifty Thousand Dollars ($50,000.00) or more in damages, three (3) arbitrators will be employed. In resolving all disputes between the parties, the arbitrators will apply the law of the State of New York, except as may be modified by this Agreement. The arbitrators are, by this Agreement, directed to conduct the arbitration hearing no later than three (3) months from the service of the statement of claim and demand for arbitration unless good cause is shown establishing that the hearing cannot fairly and practically be so convened. The arbitrators will resolve any discovery disputes by such pre-hearing conferences as may be needed. All parties agree that the arbitrators and any counsel of record to the proceeding will have the power of subpoena process as provided by law. Notwithstanding the foregoing if a dispute arises out of or related to this Agreement, or the breach thereof, before resorting to arbitration the parties agree first to try in good faith to settle the dispute by mediation under the Commercial Mediation Rules of the American Arbitration Association.

         26. ORIGINALS. This Agreement may be executed in counterparts, in original or by facsimile, each of which so executed shall be deemed an original and constitute one and the same agreement.

         27. ADDRESSES OF THE PARTIES. Each party shall at all times keep the other party informed of its principal place of business if different from that stated herein, and promptly notify the other of any change, giving the address of the new principal place of business.

         28. NOTICES. Any notice required or contemplated by this Agreement shall be deemed sufficiently given when delivered in person, transmitted by facsimile (if followed by a copy by mail within three (3) business days) or sent by registered or certified mail or priority overnight package delivery service to the principal office of the party entitled to notice or at such other address as the same may designate in a notice for that purpose. All notices shall be deemed to have been made upon receipt, in the case of mail, personal delivery or facsimile, or on the next business day, in the case of priority overnight package delivery service. Such notices shall be addressed and sent or delivered to the following:

                            If to Go Call, Inc.:

                            15 Queen Street East,
                            Cambridge, Ontario, Canada N3C2A7
                            Attn: Ian Smith, President

                            With a copy to:

                            Charles J. Spinelli, Esq.
                            Spinelli & Associates
                            120 Wall St., 28th Floor
                            New York, NY 10005

                            If to the CSR Shareholders:

                            4929 Wilshire Boulevard
                            Los Angeles, CA 90010
                            Attn:  Dan J. Rubin

                            With a copy to:

                            Robert Davidson, Esq.
                            Wolf, Haldenstein, Adler, Freeman & Herz, LLP 270 Madison Avenue
                            New York, NY 10016

or to such other address of which a party may notify the other parties as provided above.


         29. RELEASE OF INFORMATION. In light of the nature and extent of the conditions precedent to CSR `s and GCI's obligations hereunder, the parties hereby agree that any and all releases of public information concerning this transaction shall be made only with the mutual consent in writing of both the CSR Shareholders and GCI as to form, content and kind.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.



                                                  Go Call Inc.


                                                  By: /s/ Ian Smith
                                                     ---------------------------
                                                     Ian Smith, President


                                                     /s/ Dan J. Rubin
                                                     ---------------------------
                                                     Dan J. Rubin


                                                     /s/ Dan Nourani
                                                     ---------------------------
                                                     Daniel Nourani



                                                  Roy B. Rubin MD, PC, MPPP


                                                  By: /s/ Roy B. Rubin
                                                     ---------------------------
                                                     Roy B. Rubin, Trustee